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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):         January 21, 2005



                           VIGNETTE CORPORATION
                           --------------------
          (Exact name of registrant as specified in its charter)


          Delaware                     000-25375                 74-2769415
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(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)          Identification No.)


                1301 South MoPac Expressway, Austin, Texas        78746
                ------------------------------------------     ----------
               (Address of principal executive offices)        (Zip Code)

       Registrant's telephone number, including area code: (512) 741-4300



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers

         (d) Election of New Director

     On January 25, 2005, Vignette announced that Mr. Henry T. DeNero has been elected to the Vignette Board of Directors effective January 21, 2005. Mr. DeNero was also elected as a member and chair of Vignette's Nominating and Corporate Governance Committee. The press release is Exhibit 99 of this Form 8-K.


Item 9.01. Financial Statements and Exhibits

         (c) Exhibits.

Number     Description
-------    -----------
 99.1 Vignette Corporation Press Release issued on January 25, 2005 announcing the appointment of Henry T. DeNero to the Board of Directors.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   VIGNETTE CORPORATION


Date:    January 26, 2005          By: /s/ Thomas E. Hogan
                                   -----------------------
                                   Thomas E. Hogan
                                   President and
                                   Chief Executive Officer